P.M.I. TRADING LIMITED
--------------------------------------------------------------------------------

                                                                 MARCH 31, 2000.
                                                                    DTIR-011-00.



TO:        PENN  OCTANE  CORPORATION.
ATT'N:     MR.  J.B.  RICHTER.  /  JORGE  BRACAMONTES.
FAX:       (415)368  1505.  /  543  6837

P.M.I. TRADING LIMITED, IS PLEASED TO CONFIRM THE "LPG MIX" PURCHASE CONTRACT, ACCORDING TO THE FOLLOWING TERMS AND CONDITIONS:


(1)  PMI ORDER NO.:     WILL BE INFORMED MONTH BY MONTH IN OUR FAX OPERATION.
                        PLEASE  REFER  IN  ALL DOCUMENTS TO PMI'S ORDER NUMBER.

(2)  BUYER:             P.M.I.  TRADING  LIMITED
                        ------------------------

     ADDRESS:           AV.  MARINA  NACIONAL  No.  329
                        TORRE  EJECUTIVE,  PISO  20
                        COL.  HUASTECA
                        11311  MEXICO,  D.F.


     COMMERCIAL  CONTACT
     -------------------

     NAME:              YURI  CARRENO  /  LUIS FELIPE VACA / ANASOL MUNOZ PUENTE
     TELEPHONE No:      (52-5)  227-0124/227-0159/227-0158
     TELEX  No.:        1773671/1773509
     FAX  No.:          (52-5)  227-0140/(713)  567-0140


     OPERATIONS  CONTACT
     -------------------

     NAME:              VICTOR  GOMEZ  /  ALEJANDRO  RAMIREZ  /  IVAN  ARIZAGA
     TELEPHONE No:      (52-5)  227-0114  /  227-0149/227-0157
     TELEX  No.:        1773671/1773509
     FAX  No.:          (52-5)  227-0111/(713)  567-0111


     FINANCIAL  CONTACT
     ------------------

     NAME:              JUAN  CARLOS  CABALLERO  /  ARMANDO  CONTRERAS  /
                        FRANCISCO  CERVANTES
     TELEPHONE  No:     (52-5)  227-0073
     TELEX  No.:        1773671/1773509
     FAX  No.:          (52-5)  227-0072/(713)  567-0072



--------------------------------------------------------------------------------
AV.  MARINA  NACIONAL  329                                TELEX:  1773669  PMIME
TORRE  EJECUTIVA,  PISO  20                                       FAX:  227-0140
COL.  HUASTECA                                                    Tel:  227-0121
MEXICO,  D.F.  C.P.  11311                                        Tel:  227-0159

                                                                    DTIR-011-00.
                                                                   Page  no.  2.

(3)  SELLER:            PENN  OCTANE  CORPORATION

     ADDRESS:           77-530  ENFIELD  LANE
                        BUILDING  D
                        92211  PALM  DESERT  CALIFORNIA


     COMMERCIAL  CONTACT
     -------------------

     NAME:              MR.  JORGE  R.  BRACAMONTES.
     TELEPHONE  No:     (525)  687  6513/687  1189.
     FAX  No.:          (525)  543  6837.


     OPERATIONS  CONTACT
     -------------------

     NAME:              MR.  PEDRO  PRADO/HUGO  HERNANDEZ.
     TELEPHONE  No.:    (956)  7930235.
     CARRETERA  LA  ROSITA-LUCIO  BLANCO  KM.  3.4
     LA  GLORIA,  TAMAULIPAS.


     FINANCIAL  CONTACT
     ------------------

     NAME:              MR.  IAN  BOTHWELL
     TELEPHONE  No.:    (562)  929  1984.
     FAX  No:           (562)  929  1921.


(4)  GENERAL  AGREEMENT
     ------------------

     4.1. SUBJECT TO ALL TERMS AND CONDITIONS OF THIS AGREEMENT, BUYER SHALL PURCHASE "LPG MIX" ( AS HEREIN DEFINED ) FROM SELLER AND SELLER AGREES TO SELL "LPG MIX" TO BUYER UNDER THE TERMS OF THIS AGREEMENT. AS USED IN THIS AGREEMENT, "LPG MIX" IS A PROPANE/BUTANE PRODUCT MIXTURE CONSISTING OF 90 PERCENT VOL PROPANE AND 10 PERCENT VOL COMMERCIAL BUTANE.

     4.2.     COMMERCIAL  TERMS:
               -----------------

     DAF (DELIVERED AT FRONTIER) MATAMOROS, MEXICO AT PENN OCTANE'S PIPELINE IN ACCORDANCE WITH INCOTERMS 2000.


(5)  TERM
     ----

     UNLESS EITHER PARTY BREACHES ITS OBLIGATION UNDER THIS AGREEMENT, THE TERM SHALL BE ONE YEAR COMMENCING ON APRIL 1, 2000 AND CONCLUDING ON MARCH 31, 2001. WITH AN ALTERNATIVE TO EXTEND FOR TWO MORE YEARS THIS CONTRACT WITH PRIOR NOTICE SIGNED BY BOTH PARTIES.



--------------------------------------------------------------------------------
AV.  MARINA  NACIONAL  329                                TELEX:  1773669  PMIME
TORRE  EJECUTIVA,  PISO  20                                       FAX:  227-0140
COL.  HUASTECA                                                    Tel:  227-0121
MEXICO,  D.F.  C.P.  11311                                        Tel:  227-0159

                                                                    DTIR-011-00.
                                                                   Page  no.  3.

     IN CASE SELLER OBTAINS LEGAL RIGHTS TO IMPORT L.P.G. MIX INTO MEXICO OR/AND IF BURGOS BASIN STARTS PRODUCING, THE EITHER PARTY SHALL HAVE THE RIGHT TO NOTIFY THE OTHER PARTY ITS INTENTION TO BEGIN A RENEGOTIATION PROCESS OF THIS CONTRACT, SUCH RENEGOTIATION PROCESS SHALL START NO LATER THAN 10 DAYS AFTER THE NOTIFICATION IS GIVEN. RENEGOTIATION PROCESS CAN NOT ENDURE MORE THAN 60 DAYS. IF AN AGREEMENT IS REACHED DURING THE RENEGOTIATION PROCESS THIS CONTRACT SHALL BE MODIFIED BY MUTUALLY AGREEMENT, OTHERWISE EITHER PARTY SHALL HAVE THE RIGHT TO CANCEL.

(6)  VOLUMES
     -------

     6.1 BUYER WILL SCHEDULE, PURCHASE AND ACCEPT AND SELLER WILL DELIVER AN ANNUAL VOLUME OF "LPG MIX" EQUAL TO 60,000,000 GALLONS +/- 10% AT BUYER'S OPTION, COMPLYING WITH THE FOLLOWING MINIMUM MONTHLY VOLUMES:

     WINTER  SEASON     MINIMUM   6,000,000  GALLONS  PER  MONTH  +/-  10%
     SUMMER  SEASON     MINIMUM   4,000,000  GALLONS  PER  MONTH  +/-  10%

     SUCH  VOLUMES  TO  BE  REFERRED  HEREIN  AS  "MINIMUM  MONTHLY  VOLUME"
                                                  --------------------------

                   SEASONALITY IS DEFINED AS DESCRIBED BELOW:
                   ------------------------------------------

     WINTER  SEASON SHALL MEAN THE PERIOD FROM OCTOBER 2000 THROUGH  MARCH 2001.
     --------------

     SUMMER SEASON SHALL MEAN THE PERIOD FROM APRIL 2000 THROUGH SEPTEMBER 2000.
     --------------

     6.2. BUYER WILL SCHEDULE ITS LIFTING OF "LPG MIX" WITH SELLER FOR EACH DELIVERY MONTH AT LEAST SEVEN NATURAL DAYS BEFORE THE BEGINNING MONTH OF DELIVERIES.

     6.3. BUYER WILL ACCEPT DELIVERY OF THE "LPG MIX" VIA TRUCK AT THE TERMINAL IN SALTILLO (THE TERMINAL) AS SCHEDULED BY BUYER, AS LONG AS IT MEETS THE SPECS DESCRIBED IN ATTACHMENT "A".

(7)  PRICE  OF  "LPG  MIX"
     ---------------------

     7.1. PRICE FORMULA FOR PROPANE AND BUTANE SHALL BE BASED ON THE MONTHLY AVERAGE OF THE DELIVERY MONTH, AS PUBLISHED BY OPIS (OIL PRICE INFORMATION SERVICE) UNDER MT. BELVIEU NON-TET SPOT POSTINGS FOR 90% PROPANE AND 10% NON-BUTANE, PLUS A SERVICE COST TO BE DETERMINED IN ACCORDANCE WITH CLAUSE 8 OF THIS AGREEMENT.

     7.2. THE ESTIMATED PRICE FOR TEMPORARY INVOICING PURPOSES WILL BE THE POSTING PRICE OF THE FIFTH DAY QUOTATIONS PRIOR TO THE DELIVERY MONTH, PLUS THE SERVICE COSTS OF XXX USD/GAL. AFTER DELIVERY MONTH ENDS, AN ADJUSTMENT SHALL BE MADE (AS DESCRIBED IN PARAGRAPH 9.2 BELOW) SO AS TO REFLECT THE FINAL PRICE COMPUTED AS PER SUBCLAUSE 7.1



--------------------------------------------------------------------------------
AV.  MARINA  NACIONAL  329                                TELEX:  1773669  PMIME
TORRE  EJECUTIVA,  PISO  20                                       FAX:  227-0140
COL.  HUASTECA                                                    Tel:  227-0121
MEXICO,  D.F.  C.P.  11311                                        Tel:  227-0159

                                                                    DTIR-011-00.
                                                                   Page  no.  4.

(8)  SERVICE  COST  DETERMINATION
     ----------------------------

     8.1.  THE  SERVICE  COST FOR THE  CONTRACTUAL  VOLUME  LIFTED  SHALL BE XXX
     USD/GAL.

     8.2  ALTERNATIVE  DELIVERY  POINT.  BOTH PARTIES  AGREE THAT IN CASE OF ANY
          -----------------------------
     OPERATIONAL PROBLEMS THAT COULD AVERT THE DELIVERIES TO SALTILLO, THE PRODUCT CAN BE DELIVERED DAF MATAMOROS WITH A NET DISCOUNT OF XXX CPG (DISCOUNT OF XXX CPG TO THE SERVICE COST PLUS A PREMIUM EQUAL TO THE LOCAL FREIGHT IN SALTILLO OF XXX CPG). THE NET DISCOUNT SHALL BE DECREASED OR INCREASED ACCORDING TO THE FREIGHT PUBLISHED BY PEMEX-GAS Y PETROQUIMICA BASICA ("PGPB") FOR BOTH THE ROUTE "SALTILLO TO MATAMOROS' AND THE LOCAL FREIGHT TO SALTILLO, CALCULATED ON AN U.S. CENTS PER GALLON BASIS. FOR EXAMPLE THE TOTAL SERVICE COTS EXW DAF MATAMOROS WOULD BE EQUAL TO XXX CPG MINUS XXX CPG PLUS XXX CPG EQUALS XXX CPG.

     BOTH PARTIES AGREE THAT IN CASE OF ANY OPERATIONAL PROBLEMS THAT COULD AVERT THE DELIVERIES TO MATAMOROS, THE PRODUCT CAN BE DELIVERED EXW BROWNSVILLE WITH A NET DISCOUNT OF XXX CPG (DISCOUNT OF XXX CPG TO THE SERVICE COST PLUS A PREMIUM OF EQUAL TO THE LOCAL FREIGHT IN SALTILLO OF X
     CPG). THE NET DISCOUNT SHALL BE DECREASED OR INCREASED ACCORDING TO THE FREIGHT PUBLISHED BY PGPB FOR BOTH THE ROUTE "BROWNSVILLE TO SALTILLO" AND THE LOCAL FREIGHT TO SALTILLO, CALCULATED ON AN U.S. CENTS PER GALLON BASIS, FOR EXAMPLE THE TOTAL SERVICE COST EXW BROWNSVILLE WOULD BE EQUAL TO XXX CPG MINUS XXX CPG PLUS XXX CPG EQUALS XXX CPG.


(9)  INVOICING
     ---------

     9.1. SELLER WILL INVOICE BUYER EVERY WEEK FOR THE TOTAL VOLUME LOADED DURING THE IMMEDIATELY PRECEDING WEEK.

     9.2. THE PRICE PER GALLON INVOICED WILL BE, ACCORDING TO THE ESTIMATED PRICE AS DESCRIBED IN SUBCLAUSE 7.2. THE ADJUSTMENT FOR THE ACTUAL PRICE AND SERVICE COST SHOULD BE INVOICED THROUGH DEBIT/CREDIT NOTES TO BUYER IN THE FIRST WEEK OF THE FOLLOWING MONTH TO DELIVERY MONTH.

     9.3.  ALL THE  INVOICES  MUST COMPLY WITH THE BUYER'S  TREASURY  DEPARTMENT
     INSTRUCTIONS   AND   SHALL   BE   SENT   TO  THE   ATTENTION   OF   ARMANDO
     CONTRERAS/FRANCISCO CERVANTES.


(10)  PAYMENT  TERMS
      --------------

     FULL NET CASH IN U.S. DOLLARS PAYABLE WITHIN 12 DAYS AFTER ORIGINAL INVOICE IN HARD COPY IS RECEIVED BY BUYER IN ITS OFFICES, TREASURY DEPARTMENT (AV. MARINA NACIONAL 329, TORRE EJECUTIVA PISO 20).



--------------------------------------------------------------------------------
AV.  MARINA  NACIONAL  329                                TELEX:  1773669  PMIME
TORRE  EJECUTIVA,  PISO  20                                       FAX:  227-0140
COL.  HUASTECA                                                    Tel:  227-0121
MEXICO,  D.F.  C.P.  11311                                        Tel:  227-0159

                                                                    DTIR-011-00.
                                                                   Page  no.  5.

     A FAX TRANSMISSION OF THE CORRESPONDING INVOICE WILL BE ACCEPTABLE TO BUYER IN ORDER TO REVIEW IT AS SOON AS POSSIBLE AND TO ASSURE PROMPT PAYMENT AS OUTLINED IN THE ABOVE PARAGRAPH TO SELLER, IN ACCORDANCE WITH THE PAYMENT TERMS HEREIN AGREED. HOWEVER, ORIGINAL INVOICE MUST BE RECEIVED AT LEAST 7 DAYS PRIOR TO PAYMENT DUE DATE.

     IN CASE THAT THE PAYMENT DATE FALLS ON A SUNDAY OR HOLIDAY, THEN THE PAYMENT DATE WILL BE THE NEXT WORKING DATE. IN CASE THAT THE PAYMENT DATE FALLS ON A SATURDAY, THE PAYMENT DATE WILL BE PRIOR WORKING DATE.


(11) SCHEDULE  OF  SERVICE
     ---------------------

     11.1. SELLER WILL PROVIDE LOADING SERVICES AT THE TERMINAL SEVEN DAYS A WEEK, TWENTY-FOUR HOURS PER DAY, UNLESS BOTH PARTIES DETERMINE THAT IT IS NOT NECESSARY TO HAVE PERSONNEL 24 HOURS A DAY, BASED UPON OPERATIONAL EXPERIENCE DEVELOPED ON SITE. HOURS OF SERVICE SHALL BE SUBJECT TO AVAILABILITY OF BUYER'S AUTHORIZED PERSON(S) TO DISPATCH THE "LPG MIX" FROM THE TERMINAL.

     11.2. SELLER WILL PROVIDE BUYER A DAILY ACTIVITY REPORT SPECIFYING THE QUANTITY (WEIGHT AND VOLUME) AND QUALITY OF THE "LPG MIX" DELIVERED TO BUYER AT THE TERMINAL, AS PER INDEPENDENT INSPECTOR REPORTS. IN ADDITION TO THIS, SELLER WILL PROVIDE A MONTHLY BASIS REPORT OF ITS INVENTORIES OF "LPG MIX" PRESENT IN THE TERMINAL AT THE END OF EVERY CALENDAR MONTH.


(12) OFFICE  EXPENSE
     ---------------

     SELLER SHOULD PROVIDE TELEPHONE, TELEFAX, CLEANING SERVICES AND SECRETARIAL EXPENSES INCURRED BY PGPB REPRESENTATIVES SUPERVISING RECEIPT OF THE "LPG MIX" DELIVERIES AT SELLER'S TERMINAL AT SALTILLO. THESE SERVICES (MAXIMUM 1,050 USD) SHALL BE INVOICED EVERY MONTH AT THE END OF EACH MONTH, AND BUYER SHALL PAY FIFTEEN DAYS AFTER INVOICE RECEIPT AS PER BUYER'S TREASURY DEPARTMENT INSTRUCTIONS.

     IF THE PAYMENT DATE IS A WEEKEND OR HOLIDAY, PAYMENT SHALL BE MADE ON THE NEXT BUSINESS DAY.

(13) QUALITY
     ------

     THE "LPG MIX" SHALL MEET THE SPECIFICATIONS ATTACHED AS EXHIBIT "A"

(14) MEASUREMENT
     -----------

     14.1. THE QUANTITY OF PRODUCT DELIVERED SHALL BE DETERMINED BY NET WEIGHT, AND FOR PAYMENT PURPOSES, THE WEIGHT OF THE "LPG MIX" DELIVERED TO BUYER WILL BE CONVERTED TO VOLUME (CORRECTED TO 60 F) VIA ANALYSIS OF SAMPLES USING A GAS CHROMATOGRAPH, THE CHROMATOGRAPH MUST BE CALIBRATED ACCORDING TO THE ASTM AND GPA PROCEDURES. BUYER AND SELLER WILL CAUSE AN INDEPENDENT INSPECTOR, MUTUALLY AGREED BY THE PARTIES, TO SAMPLE AND ANALYZE EACH LOAD OF THE "LPG MIX". THE COST OF SUCH INSPECTIONS WILL BE PAID BY BOTH PARTIES EQUALLY.



--------------------------------------------------------------------------------
AV.  MARINA  NACIONAL  329                                TELEX:  1773669  PMIME
TORRE  EJECUTIVA,  PISO  20                                       FAX:  227-0140
COL.  HUASTECA                                                    Tel:  227-0121
MEXICO,  D.F.  C.P.  11311                                        Tel:  227-0159

                                                                    DTIR-011-00.
                                                                   Page  no.  6.

     14.2. BEFORE ENTERING THE TERMINAL, EMPTY TRUCKS WILL BE WEIGHTED AT THE TERMINAL OF SALTILLO OR BROWNSVILLE OR MATAMOROS, OR OTHER SCALE MUTUALLY AGREED BY BOTH PARTIES. LOADED TRUCK WILL BE WEIGHTED AT THE SAME SCALE UPON DEPARTURE. THE VOLUME OBTAINED BY THE DIFFERENTIAL BETWEEN THESE TWO MEASUREMENTS SHALL BE THE VOLUME TO BE INVOICED BY SELLER AND PAID BY BUYER. THE SCALE WILL BE TESTED AND ADJUSTED TO ACCURACY AT LEAST ONCE EVERY 30 DAYS OR ACCORDING TO GOVERNMENT REGULATIONS. THE COSTS OF WEIGHTING THE TRUCKS BEFORE AND AFTER LOADING, AND/OR IF A THIRD PARTY IS REQUIRED TO TEST OR CALIBRATE THE SCALE, WILL BE SHARED BY SELLER. IF SELLER, AT ANY TIME, INSTALLS SCALES AT THE TERMINAL, THEY WILL THEREAFTER BE THE SCALES FOR ALL TRUCKS RECEIVING "LPG MIX" AT THE TERMINAL, AND THEY SHOULD BE OPERATED AND MAINTAINED IN ACCORDANCE WITH THE ABOVE PROVISION, THE CHARGE FOR SUCH SCALES SHALL BE 100% FOR SELLERS ACCOUNT.

     IF SELLER'S SCALE IS USED, THEN BUYER SHALL HAVE THE RIGHT TO SEND TRUCKS TO AN INDEPENDENT SCALE IN A RANDOMLY BASIS EVERY WEEK, IN ORDER TO CHECK SELLER'S SCALE ACCURACY, COSTS OF INDEPENDENT SCALE SHALL BE ON BUYER'S ACCOUNT.


(15) TITLE  AND  RISK
     ----------------

     TITLE OF THE "LPG MIX" WILL PASS FROM SELLER TO BUYER AT THE U.S. - MEXICAN FRONTIER.

     RISK OF LOSS OF THE "LPG MIX" WILL PASS FROM SELLER TO BUYER AT OUTLET FLANGE OF THE TRUCK AT THE LOADING RACKS LOCATED AT THE TERMINAL SALTILLO, MEXICO. AT SUCH POINT, THE "LPG MIX" SHALL BE DEEMED TO BE DELIVERED.


(16) LAW  AND  ARBITRATION
     ---------------------

     THE AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN A ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. ALL DISPUTES ARISING OUT OF OR RELATING OT THE AGREEMENT SHALL BE SETTLED BY FINAL ARBITRATION IN THE STATE OF NEW YORK, CITY OF N.Y. CONDUCTED IN ACCORDANCE WITH THE RULES OF CONCILIATION AND ARBITRATION OF THE AMERICAN ARBITRATION ASSOCIATION IN EFFECT AT SUCH TIME, THE NUMBER OF ARBITRATORS SHALL BE THREE.


(17) SPILL/ENVIRONMENTAL  POLLUTION
     ------------------------------

     IN THE EVENT OF ANY "LPG MIX" SPILL OR OTHER ENVIRONMENTAL POLLUTING DISCHARGE OCCURS PRIOR TO DELIVERY, AS THE SAME IS DEFINED IN ARTICLE 15 OF THIS AGREEMENT, ALL CLEAN-UP OPERATIONS THAT MAY BE REQUIRED BY ANY GOVERNMENTAL AUTHORITIES, SHALL BE FOR SELLER'S ACCOUNT.



--------------------------------------------------------------------------------
AV.  MARINA  NACIONAL  329                                TELEX:  1773669  PMIME
TORRE  EJECUTIVA,  PISO  20                                       FAX:  227-0140
COL.  HUASTECA                                                    Tel:  227-0121
MEXICO,  D.F.  C.P.  11311                                        Tel:  227-0159

                                                                    DTIR-011-00.
                                                                   Page  no.  7.

     IF SUCH SPILL OR ENVIRONMENTAL POLLUTING DISCHARGE OCCURS AFTER DELIVERY, AS THE SAME AS DEFINED IN ARTICLE 15 OF THIS AGREEMENT, ALL CLEAN-UP OPERATIONS THAT MAY BE REQUIRED, SHALL BE FOR BUYER'S ACCOUNT.

     IN THE EVENT THAT SUCH SPILL OR ENVIRONMENTAL POLLUTING DISCHARGE OCCURS AFTER DELIVERY, AT THE TERMINAL, BUYER AUTHORIZES SELLER TO COMMENCE CONTAINMENT OR CLEAN-UP OPERATIONS AS DEEMED APPROPRIATE OR NECESSARY BY SELLER OR AS MAY BE REQUIRED BY ANY GOVERNMENTAL AUTHORITIES. SELLER WILL NOTIFY BUYER IMMEDIATELY OF SUCH OPERATIONS. SELLER SHALL HAVE THE RIGHT TO DIRECT ALL CONTAINMENT AND CLEAN-UP OPERATIONS. ALL COSTS OF CONTAINMENT AND CLEAN-UP FOR SUCH SPILL WILL BE BORNE BY BUYER, AND BUYER SHALL INDEMNIFY AND HOLD SELLER HARMLESS FROM ANY AND ALL EXPENSES, CLAIMS, LIABILITIES, DAMAGES, PENALTIES, FINES AND OTHER COSTS (INCLUDING, WITHOUT LIMITATION, ATTORNEYS FEES) RESULTING OR RELATED TO SUCH INCIDENT.
     FOLLOWING THE INDEMNITY OF SELLER BY BUYER, SELLER WILL COOPERATE WITH BUYER FOR THE PURPOSE OF OBTAINING REIMBURSEMENT IN THE EVENT THAT ANY NON-AGENT THIRD PARTY IS LEGALLY RESPONSIBLE FOR ANY COSTS OR EXPENSES BORNE BY BUYER UNDER THIS PARAGRAPH.

     IN THE EVENT THAT SUCH SPILL OR ENVIRONMENTAL POLLUTING DISCHARGE OCCURS AFTER DELIVERY, OUT THE OF THE TERMINAL, BUYER MAY AUTHORIZE SELLER TO COMMENCE CONTAINMENT OR CLEAN-UP OPERATIONS AS DEEMED APPROPRIATE OR NECESSARY BY SELLER OR AS MAY BE REQUIRED BY ANY GOVERNMENTAL AUTHORITIES. SELLER WILL NOTIFY BUYER IMMEDIATELY OF SUCH OPERATIONS, SELLER SHALL HAVE THE RIGHT TO DIRECT ALL CONTAINMENT AND CLEAN-UP OPERATIONS. ALL COSTS OF CONTAINMENT AND CLEAN-UP FOR SUCH SPILL WILL BE BORNE BY BUYER, AND BUYER SHALL INDEMNIFY AND HOLD SELLER HARMLESS FROM ANY AND ALL EXPENSES, CLAIMS, LIABILITIES, DAMAGES, PENALTIES, FINES AND OTHER COSTS (INCLUDING, WITHOUT LIMITATION, ATTORNEYS FEES) RESULTING OR RELATED TO SUCH INCIDENT,
     FOLLOWING THE INDEMNITY OF SELLER BY BUYER, SELLER WILL COOPERATE WITH BUYER FOR THE PURPOSE OF OBTAINING REIMBURSEMENT IN THE EVENT THAT ANY NON-AGENT THIRD PARTY IS LEGALLY RESPONSIBLE FOR ANY COSTS OR EXPENSES BORNE BY BUYER UNDER THIS PARAGRAPH.

(18) SAFETY
     ------

     BUYER WILL COMPLY, AND WILL CAUSE BUYER'S EMPLOYEES, AGENTS AND OTHERS ENTERING THE TERMINAL ON BEHALF OF BUYER TO COMPLY, WITH ALL TERMINAL SAFETY AND HEALTH REGULATIONS. SELLER WILL EXECUTE IN ITS NAME, PAY FOR, AND FURNISH TO BUYER PRIOR TO ACCEPTING ANY "LPG MIX" AT THE TERMINAL, ALL INFORMATION (INCLUDING APPLICABLE MATERIAL DATA SHEETS). DOCUMENTS, LABELS, PLACARDS, CONTAINERS, AND OTHER MATERIALS WHICH MAY BE REQUIRED TO BE
     FURNISHED BY BUYER BY STATUES, ORDINANCES, RULES OR REGULATIONS OF ANY PUBLIC AUTHORITY RELATING TO THE DESCRIBING, PACKAGING, RECEIVING, STORING, HANDLING, OR SHIPPING OF THE "LPG MIX" AT OR FROM THE TERMINAL.

(19) FORCE  MAJEURE
     --------------

     NEITHER PARTY SHALL BE LIABLE FOR FAILURE OR DELAY IN THE PERFORMANCE OF THIS AGREEMENT DUE TO ACTS OF GOD, EARTHQUAKE, FLOOD, FIRE, WAR, HOSTILITIES, CIVIL COMMOTIONS, GOVERNMENTAL ACTS, STRIKES, TRANSPORTATION PROBLEMS, PIPELINE STOPPED DUE TO LEAK OR EXPLOSION AND ANY OTHER CAUSE BEYOND THE CONTROL OF THE EITHER OF THE PARTIES.



--------------------------------------------------------------------------------
AV.  MARINA  NACIONAL  329                                TELEX:  1773669  PMIME
TORRE  EJECUTIVA,  PISO  20                                       FAX:  227-0140
COL.  HUASTECA                                                    Tel:  227-0121
MEXICO,  D.F.  C.P.  11311                                        Tel:  227-0159

                                                                    DTIR-011-00.
                                                                   Page  no.  8.

     ANY PARTY CLAIMING FORCE MAJEURE SHALL PROMPTLY NOTIFY THE OTHER OF THE OCCURRENCE OF THE EVENT OF FORCE MAJEURE RELIED UPON.

     EVENTS OF FORCE MAJEURE SHALL NOT RELIEVE ANY PARTY FROM ANY PAYMENT FOR PRODUCT DELIVERED AND/OR SERVICE RENDERED HEREUNDER.

(20) LIMITATION  OF  LIABILITY
     -------------------------

     SELLER SHALL NOT LIABLE FOR MORE THAN THE ACTUAL COST TO REPLACE ANY "LPG MIX" NOT DELIVERED HEREUNDER. NEITHER PARTY SHALL BE LIABLE FOR SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES.

(21) MISCELLANEOUS
     -------------

     21.1.  AMENDMENTS,  WAIVER.  THIS AGREEMENT MAY NOT BE CHANGED OR MODIFIED,
            -------------------
     EXCEPT IN WRITING BY MUTUAL AGREEMENT OF BOTH PARTIES. THE FAILURE OF ANY PARTY TO ENFORCE ANY OF THE PROVISIONS OF THIS AGREEMENT WILL NOT BE CONSTRUED TO BE A WAIVER OF THOSE PROVISIONS, OR A WAIVER OF THE RIGHT OF ANY PARTY TO ENFORCE THEM.

     21.2. SEVERABILITY.  IF ANY PROVISION OF THIS AGREEMENT IS DETERMINED TO BE
           -------------
     INVALID OR UNENFORCEABLE, THE REMAINED OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

     21.3. ASSIGNMENT. NEITHER PARTY MAY ASSIGN THIS AGREEMENT OR ANY PORTION OF
           -----------
     IT WITHOUT THE PRIOR WRITTEN CONSENT OF THE OTHER PARTY.

     21.4.  OTHER  TERMS  AND  CONDITIONS.  THE  UNITED  NATIONS  CONVENTION  ON
            ------------------------------
     CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS CONTRACT.

     21.5.  ENTIRE  AGREEMENT THIS AGREEMENT  CONSTITUTES  THE ENTIRE  AGREEMENT
            -----------------
     AMONG THE PARTIES AND SUPERSEDES ALL PREVIOUS NEGOTIATIONS, COMMITMENTS AND WRITING WITH RESPECT TO SUCH SUBJECT MATTER OF THIS AGREEMENT.

(22) OPERATIONAL  PROCEDURE
     ----------------------

     IN ORDER TO COMPLY WITH ALL REGULATIONS IMPOSED BY THE MEXICAN GOVERNMENT AND ITS ENTITIES, SELLER SHALL BE COMMITTED TO FOLLOW THE PROCEDURE DEFINED BY PGPB, WHICH WOULD BE PART OF THIS CONTRACT AS "ATTACHMENT "B".



--------------------------------------------------------------------------------
AV.  MARINA  NACIONAL  329                                TELEX:  1773669  PMIME
TORRE  EJECUTIVA,  PISO  20                                       FAX:  227-0140
COL.  HUASTECA                                                    Tel:  227-0121
MEXICO,  D.F.  C.P.  11311                                        Tel:  227-0159

                                                                    DTIR-011-00.
                                                                   Page  no.  9.

(23) CONFIDENTIALITY
     ---------------

     BOTH PARTIES AGREE TO KEEP ALL TERMS AND CONDITIONS OF THIS AGREEMENT PRIVATE AND CONFIDENTIAL EXCEPT TO THE EXTENT DISCLOSURE IS REQUIRED UNDER ANY DISPUTE RELATING HERETO OR UNDER ANY RULE OR REGULATION TO WHICH EITHER PARTY SHALL BE SUBJECT.


     IF THIS MEETS WITH YOUR UNDERSTANDING AND APPROVAL, PLEASE SIGN IN THE APPROPRIATE SPACE.

         BUYER                                          SELLER


     YURIA  CARRENO                               JORGE  BRACAMONTES
     PMI  TRADING  LIMITED                        PENN  OCTANE  CORPORATION



--------------------------------------------------------------------------------
AV.  MARINA  NACIONAL  329                                TELEX:  1773669  PMIME
TORRE  EJECUTIVA,  PISO  20                                       FAX:  227-0140
COL.  HUASTECA                                                    Tel:  227-0121
MEXICO,  D.F.  C.P.  11311                                        Tel:  227-0159

                                                                    DTIR-011-00.
                                                                   Page  no. 10.



                                   EXHIBIT "A"

LPG  MIX  CHARACTERISTICS               MAX     TEST  METHODS

COMPOSITION
PROPANE/BUTANE 90/10 PCT OF VOL

ETHANE                                 2.0     PCT.  VOL.  OF  PROPANE
PROPYLENE                              5.0     PCT.  VOL.  OF  PROPANE
PENTANES  &  HEAVIES                   2.0     PCT.  VOL.  OF  BUTANE
VAPOR  PRESSURE                        190     ASTM  D-1267-75
CHROMATOGRAPH  ANALYSIS                        ASTM  D-2163
SPECIFIC  GRAVITY                              ASTM  D-1657
CORROSION COPPER STRIP AT 100
F.  DEG.                                1B     ASTM  D-1638-74
OTHER DELETERIONS SUBSTANCES           NON
                                       E



Note:  Product  shall be odorized (STENCHED) as per Mexican Official Regulations



--------------------------------------------------------------------------------
AV.  MARINA  NACIONAL  329                                TELEX:  1773669  PMIME
TORRE  EJECUTIVA,  PISO  20                                       FAX:  227-0140
COL.  HUASTECA                                                    Tel:  227-0121
MEXICO,  D.F.  C.P.  11311                                        Tel:  227-0159